Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

FIRST AMENDMENT TO COLLABORATION AGREEMENT

This First Amendment to Collaboration Agreement (this “Amendment”) is made and entered into as of date of the last Party signing this Amendment (the “Amendment Effective Date”), by and between Kymera Therapeutics, Inc. (“Kymera”), and GlaxoSmithKline Intellectual Property Limited (“GSK”) and amends that certain Collaboration Agreement (the “Agreement”), dated as of October 3, 2017 by and between Kymera (formerly known as Project Chimera, Inc.) and GSK.

Whereas, pursuant to Section 3.8 of the Agreement, the Parties wish to include research with respect to E3 Ligase Binders (as defined below) in the Research Collaboration and have agreed upon an addition to the Research Plan with respect to same;

Whereas, the Parties desire to share data generated, and set forth the Parties’ rights with respect to Intellectual Property that arises, from performance of Part B of the Research Plan; and

Whereas, pursuant to Section 12.4 of the Agreement, the Parties wish to amend the Agreement in accordance with the terms and conditions set forth herein.

Now, Therefore, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Kymera and GSK hereby agree as follows:

1.	Definitions.

All capitalized terms used, but not otherwise defined, in this Amendment shall have the meaning given to them in the Agreement.

2.	Amendments.

(a)    All references to “Chimera” in the Agreement are hereby deleted and replaced with “Kymera” (including such references used in the initially capitalized terms therein).

(b)    The following new Section 1.19A is hereby added to the Agreement:

1.19A    “Collaboration Ligase Product” has the meaning given in Section 6.1(b).

(c)    The following new Section 1.19B is hereby added to the Agreement:

1.19B    “Collaboration Protein Target” means a degradable protein that is mutually chosen by GSK and Kymera for use in connection with E3 Ligase Binders in the performance of the activities under Part B of the Research Plan, such Collaboration Protein Targets to be set forth in Exhibit F, which may be modified by written agreement by GSK and Kymera.

ACTIVE/77053006.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

(d)    The following new Section 1.20A is hereby added to the Agreement:

1.20A    “Collaboration Protac Tools” means any Degraders containing a ligand to a Collaboration Protein Target as the Target Binder that are identified, designed, synthesized, prepared, assessed, evaluated or otherwise utilized in performing the activities under Part B of the Research Plan.

(e)    The following new Section 1.27A is hereby added to the Agreement:

1.27A    “Degrader” means a heterobifunctional molecule designed to affect the degradation of a Target of interest and that is comprised of [***].

(f)    The following new Section 1.27B is hereby added to the Agreement:

1.27B    “Degrader Composition of Matter Patent” or “Degrader CoM Patent” means any Patent Covering the composition of matter of one or more Degrader(s) filed separately by either Party pursuant to Section 6.7(a)(ii).  For the avoidance of doubt, Degrader CoM Patents exclude Platform Patents.

(g)    The following new Section 1.34A is hereby added to the Agreement:

1.34A    “E3 Ligase Binder and Protac Joint IP” has the meaning given in Section 6.1(b).

(h)    The following new Section 1.34B is hereby added to the Agreement:

1.34B    “E3 Ligase Binder” means [***].

(i)    The following new Section 1.34C is hereby added to the Agreement:

1.34C “E3 Ligase Binder Composition of Matter Patent” or “E3 Ligase Binder CoM Patent” means any Patent Covering the composition of matter of one or more E3 Ligase Binder(s) filed jointly by the Parties pursuant to Section 6.7(a)(ii).

(j)    The following new Section 1.34D is hereby added to the Agreement:

1.34D “E3 Ligase Binder Data” has the meaning given in Section 3.8.

(k)    All references to “Chimera Ligase Binder Data” and “GSK Ligase Binder Data” in the Agreement are hereby deleted and replaced, in each case, with “E3 Ligase Binder Data”.

(l)    The following new Section 1.55A is hereby added to the Agreement:

1.55A    “Joint IP” has the meaning given in Section 6.1(b).

(m)    The following new Section 1.55B is hereby added to the Agreement:

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1.55B    “Joint Patent Enforcement” has the meaning given in Section 6.8.

(n)    The following new Section 1.55C is hereby added to the Agreement:

1.55C“Joint Patents” has the meaning given in Section 6.7(b)(iv).

(o)    The following new Section 1.55D is hereby added to the Agreement:

1.55D“JPC” has the meaning given in Section 6.7(b)(iv).

(p)    The following new Section 1.61A is hereby added to the Agreement:

1.61A    “New IP” has the meaning given in Section 6.1(b).

(q)    The following new Section 1.66A is hereby added to the Agreement:

1.66A “Platform Patent” means a Patent Covering an E3 Ligase Binder and its use as part of a Degrader to degrade any or all Targets, but without a claim for a specific Target Binder, and filed jointly by the Parties pursuant to Section 6.7(b)(iii). For the avoidance of doubt, Platform Patents exclude Degrader CoM Patents.

(r)    The following new Section 1.66B is hereby added to the Agreement:

1.66B “Point of Separation” means the first day after the conclusion of the Research Collaboration Term under Section 1.80(b).

(s)    The following new Section 1.72A is hereby added to the Agreement:

1.72A “Prosecution and Maintenance” has the meaning given in Section 6.7(a).

(t)    Section 1.80 of the Agreement is hereby deleted and replaced in its entirety with the following:

1.80    “Research Collaboration Term” means (a) with respect to the Collaboration Compounds, as determined on a Collaboration Compound-by-Collaboration Compound basis, the period commencing on the Effective Date and continuing until the earlier of: (i) the expiry of GSK’s first right of negotiation to such Collaboration Compound or Product; and (ii) the termination of this Agreement; and (b) with respect to E3 Ligase Binders, the period commencing on the Effective Date and continuing until the earlier of (i) completion of the activities under Part B of the Research Plan as mutually agreed by the Parties; and (ii) the termination of this Agreement.

(u)    Section 1.81 of the Agreement is hereby deleted and replaced in its entirety with the following:

1.81    “Research Plan” means the research plan attached hereto as Exhibit B, as such plan may be amended and updated from time to time as mutually agreed by the Project

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Team in accordance with the terms of this Agreement.  Without limiting the foregoing, Part A of the Research Plan pertains to Collaboration Targets and Part B of the Research Plan pertains to E3 Ligase Binders.

(v)    Section 2.1 of the Agreement is hereby deleted and replaced in its entirety with the following:

2.1    Overview.  Kymera and GSK desire and intend to work together to discover, characterize, and optimize Compounds contained in, or otherwise derived from, the GSK Libraries in accordance with the provisions of Articles 2 and 3 of this Agreement and E3 Ligase Binders in accordance with Part B of the Research Plan, and Article 3 and subject to the rights and obligations set out in Sections 2.7 and 2.9 (the “Research Collaboration”) during the applicable Research Collaboration Term.

(w)    Section 3.8 of the Agreement is hereby deleted and replaced in its entirety with the following:

3.8.    E3 Ligases. The Parties have agreed to include the screening, identification and degradability assessment of E3 Ligase Binders in the Research Collaboration, and agreed to conduct such work in accordance with Part B of the Research Plan from the Effective Date. Each Party shall jointly own and retain an equal, undivided interest in and to all data, including chemical structures, generated by or on behalf of either Party, or jointly by the Parties, through the performance of Part B of the Research Plan in relation to such E3 Ligase Binders and Collaboration Protac Tools (“E3 Ligase Binder Data”) generated from the Effective Date.  Each Party shall promptly share E3 Ligase Binder Data generated by such Party with the other Party, including any such data generated before the Amendment Effective Date.  Each Party shall be solely responsible for the costs of its own activities under Part B of the Research Plan with respect to E3 Ligase Binders.  Neither Party will owe the other Party any financial consideration in connection with the activities performed under Part B of the Research Plan or the rights granted with respect thereto.

(x)    Section 4.3(a)(ii) of the Agreement is hereby deleted and replaced in its entirety with the following:

4.3(a)(ii).  Subject to Section 4.3(d), GSK hereby grants to Kymera a royalty-free, non-exclusive, perpetual, sublicensable (through multiple tiers), non-transferable (except as set forth in Section 12.5) worldwide right and license, under any improvements, modifications, or enhancements conceived, discovered, developed or otherwise made of any E3 Ligase Binder and Protac Joint IP by or on behalf of GSK at any point prior to the publication of the first E3 Ligase Binder CoM Patent that claims such E3 Ligase Binder and Protac Joint IP to permit Kymera to perform any research, Development and Commercialization activities.

(y)    Section 4.3(b)(ii) of the Agreement is hereby deleted and replaced in its entirety with the following:

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4.3(b)(ii).  Subject to Section 4.3(d), Kymera hereby grants to GSK a royalty-free, non-exclusive, perpetual, sublicensable (through multiple tiers), non-transferable (except as set forth in Section 12.5) worldwide right and license, under any improvements, modifications, or enhancements conceived, discovered, developed or otherwise made of any E3 Ligase Binder and Protac Joint IP by or on behalf of Kymera at any point prior to the publication of the first E3 Ligase Binder CoM Patent that claims such E3 Ligase Binder and Protac Joint IP to permit GSK to perform any research, Development and Commercialization activities.

(z)    Section 6.1 of the Agreement is hereby deleted and replaced in its entirety with the following:

6.1    Ownership; Joint Ownership.

(a)    Except as otherwise set forth in Sections 6.1(b), 6.2 and 6.3 ownership of any Intellectual Property that arises out of the performance of this Agreement shall be determined in accordance with the rules of inventorship under U.S. patent law.

(b)[***].

(aa)    Section 6.2(b) of the Agreement is hereby deleted and replaced in its entirety with the following:

6.2(b)    GSK IP.  Subject to the license grants to Kymera under this Agreement, as between the Parties, GSK shall own and retain all right, title and interest in and to: (i) GSK Background IP and (ii) any improvement, modification, or enhancement to the GSK Background IP, [***], and that does not claim, Cover, or relate to the use or composition of any Collaboration Compound(s) (including any Derivative Compounds), Product(s), Collaboration Protac Tool(s) or E3 Ligase Binder(s) ((i) and (ii), collectively “GSK IP”).  To the extent that Kymera acquires any rights under GSK IP, Kymera hereby assigns, conveys, and transfers to GSK all of Kymera’s right and title in any such GSK IP.

(bb)    Section 6.3(b) of the Agreement is hereby deleted and replaced in its entirety with the following:

6.3(b)    Kymera IP.  Subject to the license grants to GSK under this Agreement, as between the Parties, Kymera shall own and retain all right, title and interest in and to: (i) Kymera Background IP and (ii) any improvement, modification, or enhancement to Kymera Background IP, [***], and that does not claim, Cover, or relate to the use or composition of any Screening Hit, Program Hit, Confirmed Hit, Collaboration Protac Tool(s) or E3 Ligase Binder(s) ((i) and (ii), collectively “Kymera IP”).  To the extent that GSK acquires any rights under Kymera IP, GSK hereby assigns, conveys, and transfers to Kymera all of GSK’s right and title in any such GSK IP.

(cc)    Section 6.7 of the Agreement is hereby deleted and replaced in its entirety with the following:

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6.7    Patent Prosecution and Maintenance.

(a)    Sole Inventions.  Each Party shall have the sole right to control the preparation, filing, prosecution and maintenance, as well as the re-examinations, reissues and the like (“Prosecution and Maintenance”) of Patents claiming inventions relating to Intellectual Property solely owned by such Party pursuant to this Agreement, at its sole expense. [***].

(b)    Joint Inventions.

(i)[***].

(ii)[***].

(iii)[***].

(iv) Subject to the remainder of this Section 6.7(b), the Joint Patent Committee (“JPC”), as described in Section 6.7(c), shall oversee and control the Prosecution and Maintenance of all [***].

(c)Joint Patent Committee.

(i)Formation; Composition.  Within thirty (30) days after the Amendment Effective Date, the Parties will establish a JPC comprised of up to two (2) representatives from each Party (or appointed representative(s) of an Affiliate of such Party) with sufficient seniority or expertise to participate on the JPC as appropriate in light of the functions, responsibilities and authority of the JPC.  For clarity, either Party may, but shall not be obligated to, have outside counsel serve as its representative or one of its representatives on the JPC.  The JPC may change its size from time to time by unanimous consent of its members.  Each Party may replace its JPC representatives at any time upon written notice to the other Party.  The JPC may invite non-members to participate in the discussions and meetings of the JPC; provided, that (A) such participants will have no voting authority at the JPC, and (B) such participants will be subject to obligations of confidentiality, non-disclosure and non-use with respect to information disclosed at such meetings that are consistent with those set forth in Article 7.

(ii)Specific Responsibilities.  The role of the JPC is to:

(A)provide a forum for the Parties to discuss patent strategy with respect to the Joint IP;

(B)act in good faith to protect the interests of both Parties as joint owners of the Joint IP;

(C)make all decisions concerning control, and oversee the Prosecution and Maintenance of the Joint Patents in accordance with this

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Section 6.7(c)(ii)(C), including whether to file any Platform Patent and whether to amend any Platform Patent to remove a Target from such Platform Patent, and the enforcement (in accordance with this Section 6.7(c)(ii)(C) and Section 6.8), defense, determination of inventorship, and patent listing obligations of the Joint Patents;

(C)select outside patent counsel to Prosecute and Maintain the Joint Patents; and

(D)perform such other functions as mutually agreed upon by the Parties.

(iii)Duration of the Patent Committee.  The JPC will cease to exist upon the expiration of the last valid claim included in any Joint Patent, unless otherwise agreed in writing by the Parties.

(iv)Meetings.  The JPC will meet at such times, places and frequencies as agreed by the Parties (and at least once per Calendar Year) to enable the Parties to carry out their rights and obligations under this Article 6 and to ensure the timely Prosecution and Maintenance, and enforcement, of Joint Patents.  Either Party may also call a special meeting of the JPC (by videoconference, teleconference or in person) by providing at least five (5) Business Days prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting.  The JPC may meet in person, by videoconference or by teleconference.  Each Party will bear the expense of its respective JPC members’ participation in JPC meetings.  Meetings of the JPC will be effective only if at least one (1) JPC member from each Party (including each Party’s intellectual property legal counsel, whether internal or external) are present or participating in such meeting.

(v)Decision-Making.  The members of the JPC will act in good faith to cooperate with one another and seek agreement and consensus with respect to issues to be decided by the JPC. Except as otherwise set forth in this Agreement, decisions of the JPC will be made by unanimous vote, with each Party’s designated JPC member(s) having collectively one (1) vote in all decisions. The presence of at least one (1) JPC member representing each Party will constitute a quorum in order for decisions to be made. [***].

(dd)    Section 6.8 of the Agreement is hereby deleted and replaced in its entirety with the following:

6.8    Infringement of Patents by Third Parties and Defense. In the event that a Party becomes aware of an infringement or misappropriation of any Joint IP, it will promptly notify the JPC and provide the JPC with all details of such infringement of which it is aware.  [***]. The JPC shall establish a process for the control, funding, and allocation

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of recoveries of enforcement of Joint Patents from time to time following the Effective Date as reasonably necessary (“Joint Patent Enforcement”).  [***].

(ee)    The following new Section 6.9 is hereby added to the Agreement:

6.9    All information exchanged between the Parties regarding the Prosecution and Maintenance, and enforcement and defense, of the Joint Patents under this Article 6 shall be deemed Confidential Information of the disclosing Party.  The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the Joint Patents under this Article 6, including privilege under the common interest doctrine and similar or related doctrines.  Notwithstanding anything to the contrary contained herein, to the extent a Party has a good faith belief that any information required to be disclosed by such Party to the other Party under this Section 6.9 is protected by attorney client privilege or any other applicable legal privilege or immunity, such Party shall not be required to disclose such information and the Parties shall in good faith cooperate to agree upon a procedure (including entering into a specific common interest agreement, disclosing such information on a “for counsel eyes only” basis or similar procedure) under which such information may be disclosed without waiving or breaching such privilege or immunity.

(ff)    Representations and Warranties.  GSK hereby restates each of the representations, warranties and covenants in Sections 8.1, 8.2(b) and 8.2(d) as of the Amendment Effective Date.  Kymera hereby restates each of the representations and covenants in Sections 8.1, 8.3(b) and 8.3(d) as of the Amendment Effective date.

(gg)    Section 9.1 of the Agreement is hereby deleted and replaced in its entirety with the following:

9.1By GSK.  GSK hereby agrees to indemnify, defend and hold harmless (collectively, “Indemnify”) Kymera, its Affiliates and its and their Representatives (collectively, “Kymera Indemnitees”) from and against any and all claims, demands, actions, suits and proceedings brought by a Third Party  (collectively, “Third Party Claims”), and all liability, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) (collectively, “Losses”) finally awarded or, where GSK has been notified of and agreed to such amount, agreed to as a settlement of such Third Party Claims, in each case to the extent such Third Party Claims arise out of or result from (a) the gross negligence or willful misconduct of any GSK Indemnitee in the performance of its obligations under this Agreement; (b) GSK’s breach of its warranties or representations under this Agreement or (c) the Development and Commercialization of Collaboration Ligase Products, E3 Ligase Binders or Collaboration Protac Tools by GSK and its Affiliates, and its and their respective licensees and commercial partners; except in each case of (a), (b) and (c) to the extent that a Third Party Claim arises out of or results from the gross negligence or willful misconduct of any Kymera Indemnitee; Kymera’s breach of its warranties or representations under this Agreement; or the Development and Commercialization of Collaboration Ligase Products, E3 Ligase Binders or Collaboration Protac Tools by Kymera.

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(hh)    Section 9.2 of the Agreement is hereby deleted and replaced in its entirety with the following:

9.2By Kymera. Kymera hereby agrees to Indemnify GSK, its Affiliates and its and their Representatives (collectively, “GSK Indemnitees”) from and against any and all Third-Party Claims, and all Losses finally awarded or, where Kymera has been notified of and agreed to such amount in writing, agreed to as a settlement of such Third-Party Claims, in each case to the extent such Third Party Claims arise out of or result from (a) the gross negligence or willful misconduct of any Kymera Indemnitee in the performance of its obligations under this Agreement; (b) Kymera’s breach of its warranties or representations under this Agreement; or (c) the Development and Commercialization of Collaboration Compounds, Products, Collaboration Ligase Products, E3 Ligase Binders or Collaboration Protac Tools by Kymera and its Affiliates, and its and their respective licensees and commercial partners; except in each case of (a), (b) and (c) to the extent that a Third-Party Claim arises out of or results from the gross negligence or willful misconduct of any GSK Indemnitee; GSK’s breach of its warranties or representations under this Agreement; or the Development and Commercialization of Collaboration Ligase Products, E3 Ligase Binders or Collaboration Protac Tools by GSK.

(ii)    The mailing address for Kymera in Section 12.8 of the Agreement is hereby deleted and replaced with the following:

If to Kymera:

Kymera Therapeutics, Inc.

300 Technology Square, 2nd Floor

Cambridge, Massachusetts 02139

U.S.A.

Attention:  President

(jj)    Part B of Exhibit B (the Research Plan) (attached hereto) is hereby added to Exhibit B of the Agreement.

(kk)    The new Exhibit F (the Collaboration Protein Targets) (attached hereto) is hereby added to the Agreement.

2.Confirmation of Terms.  Except to the extent expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

3.Counterparts.  This Amendment may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and which collectively shall be deemed to be one and the same instrument. In addition, signatures may be exchanged by facsimile or PDF.

4.Governing Law.  This Amendment shall be governed by and interpreted in accordance with the internal laws of the State of Delaware without giving effect to principles of conflicts of

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laws that would require the application of any other law; provided, however, that matters of intellectual property law shall be determined in accordance with the United States federal law.  Any disputes arising under this Amendment that are not resolved in accordance with Section 12.2 of the Agreement shall be brought solely in Federal or State courts located in New York City, New York.

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In Witness Whereof, the Parties have by duly authorized persons executed this Amendment to Collaboration Agreement as of the Amendment Effective Date.

Kymera Therapeutics, Inc.		GlaxoSmithKline Intellectual Property Development Limited

Sign:	/s/ Nello Mainolfi	Sign:	/s/ John Sadler

Print Name:	Nello Mainolfi	Print Name:	John Sadler

Title:	President and CEO	Title:	For and on Behalf of
Glaxo Group Limited, Corporate Director

Date:	August 27, 2020	Date:	August 7, 2020

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Exhibit B

Part B of the Research Plan

[***]

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Exhibit F

Collaboration Protein Targets

[***]